Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ Charles F. Bolden, Jr.
Charles F. Bolden, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ David A. Daberko
David A. Daberko

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ William L. Davis
William L. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ Shirley Ann Jackson
Dr. Shirley Ann Jackson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ Philip Lader
Philip Lader

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ Charles R. Lee
Charles R. Lee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ Dennis H. Reilley
Dennis H. Reilley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ Seth E. Schofield
Seth E. Schofield

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ John W. Snow
John W. Snow

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ Douglas C. Yearley
Douglas C. Yearley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director and Chairman of the Board of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 17,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2007 Incentive Compensation Plan, and any and all amendments including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

/s/ Thomas J. Usher
Thomas J. Usher